UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                     ------------------------------------


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                     ------------------------------------


                                DATE OF REPORT
              (Date of Earliest Event Reported): December 20, 2001


                                NATURADE, INC.
              (Exact Name of Registrant as Specified in Charter)

         DELAWARE                33-7106-A                 23-2442709
      (State or Other           (Commission              (IRS Employer
      Jurisdiction of            File Number)             Identification No.)
      Incorporation)


                              14370 Myford Rd.
                            Irvine, California                  92606
                   (Address of Principal Executive Offices)  (Zip Code)


                        Registrant's Telephone Number,
                     Including Area Code: (714) 573-4800

ITEM 5.  OTHER EVENTS

         General
         -------

         As of December 20, 2001, Naturade entered into an agreement to privately sell 13,540,723 shares of Series B Convertible Preferred Stock (the "Shares") for $2 million, and warrants to purchase an additional 33,641,548 shares of Series B Convertible Preferred Stock at an aggregate exercise price of $3.5 million ($0.10404 per share) (the "Warrants"), for $500,000. The shares and Warrants were purchased by Westgate Equity Partners, L.P. ("Westgate") on January 2, 2002, when a number of other transactions also took place, as described in detail below.

         As part of the same transaction, Health Holdings & Botanicals, LLC ("HHB"), the principal stockholder of Naturade, agreed to convert all of Naturade's outstanding debt to HHB, including accrued interest (approximately $5,316,000), and to surrender all of HHB's Series A Convertible Preferred Stock (1,250,024 shares), in exchange for 35,989,855 shares of Naturade Common Stock.

         The net proceeds of the transactions will be used by Naturade for working capital and general corporate purposes. The terms of the sale of the securities, the conversion of indebtedness owed to HHB and the surrender of HHB's Series A Convertible Preferred Stock are contained in a Securities Purchase Agreement among Naturade, Westgate and HHB dated as of December 20, 2001. A copy of the Securities Purchase Agreement is attached as Exhibit 10.28 hereto and is incorporated herein by this reference.

         Naturade also entered into a Management Services Agreement, under which certain principals of an affiliate of Westgate will provide management and consulting services to Naturade.

         If Westgate exercises the warrants in full, the 33,641,548 shares of Series B Convertible Preferred Stock will be convertible in the same number of shares of Common Stock, or 51% of Naturade's Common Stock on a fully diluted basis (subject to adjustment to prevent dilution). In the Securities Purchase Agreement, Naturade has agreed not to issue additional voting securities without Westgate's consent (except on the exercise of outstanding options to purchase Common Stock).

         Westgate and HHB entered into a Voting Agreement that will take effect if HHB has sufficient votes to control Naturade.

         On December 20, 2001, Wells Fargo Business Credit, Inc. agreed to modify the terms of its Credit Agreement with Naturade, waiving the enforcement of existing defaults and increasing credit available to Naturade, provided Westgate completed its investment.

         Terms of Series B Preferred Stock
         ---------------------------------

         Naturade filed a Certificate of Designation establishing the terms of the Series B Convertible Preferred Stock with the Delaware Secretary of State on December 20, 2001, a copy of which is attached as Exhibit 3.5 and is incorporated herein by this reference. Under the Certificate of Designation, each share of Series B Convertible Preferred Stock is convertible into one share of Common Stock at the option of the holder. The number of shares of Common Stock into which each share of Series B Convertible Preferred Stock may be converted will be increased to compensate for dilution of the Series B Convertible Preferred Stock if Naturade issues equity securities at a price lower than $0.1477 per share (on an as-converted-to-Common-Stock basis), and will adjust proportionally for stock splits, recapitalizations and similar events.

         The Series B Convertible Preferred Stock bears dividends at a rate of 10% per annum, which will accumulate and compound semi-annually if not paid in cash. On a liquidation or sale of Naturade, holders of the Series B Convertible Preferred Stock will be entitled to a liquidation preference payment of the original issuance price plus accrued and unpaid dividends. On the seventh anniversary of its issuance, the Series B Convertible Preferred Stock will be automatically redeemed by Naturade at the original issuance price plus accrued and unpaid dividends, provided Naturade is legally able to do so.

         Two members of the Board of Directors will be elected exclusively by the holders of the Series B Convertible Preferred Stock voting as a separate class. (There are currently seven members of the Board of Directors.) In addition, in matters presented for a vote of the stockholders of Naturade, including the election of other directors, the holders of the Series B Convertible Preferred Stock will vote along with Common Stock, with a number of votes equal to the number of shares into which the Series B Convertible Preferred Stock may be converted (initially one vote per share).

         A majority of the holders of Series B Convertible Preferred Stock must also give their consent before Naturade takes any of the following actions:

          . amends, alters or repeals any provision of the bylaws in a manner adversely affecting the holders of the Series B Convertible Preferred Stock;

          . creates, authorizes or issues stock ranking senior to, or on a parity with, the Series B Convertible Preferred Stock;

          . enters into a merger, consolidation or sale of all or substantially all of the assets of the Corporation;

          .   amends the Certificate of Incorporation;

          . issues or sells any equity securities or securities convertible into equity securities;

          . acquires any interest in any company or business, or enters into any joint venture or other business combination;

          .   incurs new indebtedness; or

          .   liquidates, dissolves or winds up Naturade.

         Holders of the Series B Convertible Preferred Stock also have preemptive rights, which require Naturade to first offer any future sale of equity securities or convertible securities to the holders of the Series B Convertible Preferred Stock.

         If another party offers to invest in Naturade's equity in the future, and Westgate elects not to make an equal or superior offer (under terms specified in the Certificate of Designation), then Naturade will have a right to redeem all of the Series B Convertible Preferred Stock and the Warrants for a payment equal to the original issuance price of the Series B Convertible Preferred Stock plus the original purchase price of any unexercised Warrants, plus interest on each such amount calculated at 30% per annum, compounding semi-annually and accruing from the time of purchase.

         The Certificate of Designation authorizes Naturade to issue up to 48 million shares of Series B Convertible Preferred Stock, although Naturade currently has obligations to issue only up to 47,182,271 shares if all outstanding Warrants are exercised.

         Warrants
         --------

         Westgate also purchased Warrants to purchase up to 33,641,548 shares of Series B Convertible Preferred Stock, at an aggregate exercise price of $3.5 million ($0.1040 per share). A copy of the Warrant Certificate evidencing the Warrants is attached as Exhibit 4.3 hereto and incorporated herein by this reference. The purchase price for the Warrants was $500,000. If not exercised, the Warrants will expire on December 31, 2004. The Warrants may be exercised in whole or in part.

         Registration Rights
         -------------------

         On January 2, 2002, Naturade and Westgate entered into a Registration Rights Agreement, providing Westgate certain rights to require Naturade to register the Common Stock issuable to Westgate if it converts the Shares, or converts the shares of Series B Convertible Preferred Stock issuable on exercise of the Warrants. The Registration Rights Agreement is attached as Exhibit 10.29 hereto and is incorporated herein by this reference. Under that agreement, Westgate and certain transferees will have the right to require Naturade to file one registration statement under the Securities Act of 1933, as amended, for the sale of its shares of Common Stock. Westgate can also require (with certain limitations) that Westgate's shares of Common Stock be included in other registration statements filed by Naturade in the future. HHB, which has rights to require registration of its shares of Common Stock under a Registration Rights Agreement dated December 15, 1997, consented to the terms of the new Registration Rights Agreement that give equal standing to their shares and Westgate's in certain circumstances.

         Management Services Agreement
         -----------------------------

         Naturade has entered into a Management Services Agreement dated as of January 2, 2002, with Westgate Group, LLC, an affiliate of Westgate ("Westgate Group"). The Management Services Agreement is attached as Exhibit 10.30 hereto and is incorporated herein by this reference. Under the Management Services Agreement, four principals of Westgate Group will provide management and consulting services to Naturade and will receive a total annual fee of $100,000, payable quarterly.

         Voting Agreement.
         ----------------

         In connection with the Securities Purchase Agreement, as of January 2, 2002, Westgate and HHB entered into a Voting Agreement regarding the voting of their shares of Naturade stock. The Voting Agreement is attached as Exhibit
10.31 hereto and is incorporated herein by reference. In the Voting Agreement, Westgate agrees that if in the future it has sufficient voting power to control Naturade, it will vote its shares in a way to ensure that two persons designated by HHB serve on the Board of Directors. HHB agrees that whenever both (a) certain voting requirements under the California General Corporation Law apply to Naturade and (b) Westgate has voting control of Naturade, HHB will vote its shares in the same manner as Westgate to approve or disapprove certain major corporate transactions and to remove members of the Board of Directors and elect their successors.

         Amended and Restated Employment Agreement of Bill D. Stewart
         ------------------------------------------------------------

         To maintain the services of its Chairman and Chief Executive Officer, Bill D. Stewart, Naturade entered into an Amended and Restated Employment Agreement as of January 2, 2002 (the "Employment Agreement"). A copy of the Employment Agreement is attached as Exhibit 10.32 hereto and is incorporated herein by this reference. The Employment Agreement will remain in effect until December 31, 2003. Among other things, the Employment Agreement provides for an annual salary of $225,000, with target bonuses to be negotiated each year. In addition, the terms of options held by Mr. Stewart to purchase 365,000 shares of Common Stock, 297,500 of which will have vested by March 2, 2002, have been modified. All of the options will be immediately exercisable, at an exercise price reduced to $0.1477 per share, and the number of shares purchasable on exercise will increase to compensate for dilution if the Company makes future sales of equity securities at an effective price below the exercise price of Mr. Stewart's options. If Mr. Stewart is terminated without cause (as defined in the Employment Agreement) he will continue to receive compensation until the later of January 1, 2004 and 12 months after the date of termination.

         Amendment to Certificate of Incorporation
         -----------------------------------------

         As part of the transactions related to the Securities Purchase Agreement, Naturade filed a Certificate of Amendment to its Certificate of Incorporation on December 20, 2001, and another on December 28, 2001. The Certificates of Amendment are attached as Exhibits 3.3 and 3.4 hereto, and are incorporated herein by this reference.

         The Certificates of Amendment have the following effect:

          . The authorized capital stock of the corporation is increased from 50 million shares of Common Stock and 2 million shares of Preferred Stock, to 100 million shares of Common Stock, 50 million shares of Preferred Stock and 2 million shares of Non-Voting Common Stock.

          . A class of Non-Voting Common Stock is established having the same economic rights as Common Stock but no voting rights, except as may be required by law.

          . Procedures for removal of directors and filling of vacancies are modified to permit, under certain circumstances, a majority of stockholders to act by written consent or a vote at a regular or special meeting to remove directors (other than those elected by a single class of stock) and to fill the vacancies left by removal.

         Amendment to Bylaws
         -------------------

         On December 7, 2001, the Board of Directors of Naturade amended the Bylaws to make the following changes:

          . The number of stockholders needed to call a special meeting of the stockholders is clarified as the holders entitled to cast 10% or more of the votes at the meeting, while the Bylaws previously read "no more than 10%" of shares entitled to vote at the meeting.

          . Any two directors may now call a special meeting of the Board of Directors, while the Bylaws previously provided that one third of the directors then in office were required to call a special meeting.

          . Section 9 of Article IV of the Bylaws, which had required a supermajority vote of the Board of Directors for certain transactions, but which had expired by its own terms several years ago, was eliminated from the Bylaws to remove any ambiguity.

         Election of Directors
         ---------------------

         To accommodate the two directors to be elected by the holders of the Series B Convertible Preferred Stock, the Board of Directors acted to increase its size from five to seven, as permitted under the Bylaws, to be effective at the closing of the Securities Purchase Agreement. The Board of Directors elected Mr. Robert V. Vitale and Mr. Jay W. Brown, who had been designated by Westgate, to serve in the newly created positions, also to be effective on the closing of the Securities Purchase Agreement.

         Amendment to Credit Agreement
         -----------------------------

         Wells Fargo Business Credit, Inc. ("Wells Fargo") is Naturade's lender under a Credit and Security Agreement dated as of January 27, 2000, as subsequently amended (the "Credit Agreement"). Naturade and Wells Fargo entered into a Fourth Amendment to Credit and Security Agreement and Waiver of Defaults, which is attached hereto as Exhibit 10.33 and incorporated herein by this reference. In the amendment, Wells Fargo agreed, on the condition that Westgate complete its purchase of the Shares and the Warrants, to further modify the terms of the Credit Agreement. Among the modifications are the following:

          . In general, the Credit Agreement was modified to permit the closing of the transactions contemplated in the Securities Purchase Agreement without causing a default in the Credit Agreement, including allowing the amendment of the Certificate of Incorporation and the accrual of dividends on the Series B Convertible Preferred Stock.

          . The maximum line of credit was increased from $3 million to $4.5 million, subject to certain limitations.

          . The rate of interest on principal indebtedness under the Credit Agreement was established at 2% over prime (as calculated under the Credit Agreement). Interest will decline to 1.25% over prime if Naturade avoids defaults and negative net income for three consecutive months, and decline further to 1% over prime if Naturade avoids defaults and achieves net income of $100,000 per month for six consecutive months. Naturade has been paying interest at 1.5% over prime.

          . The maturity date of the Credit Agreement was extended from January 27, 2003 to December 31, 2003.

          . Naturade entered into certain financial covenants, including maintaining agreed-upon levels of minimum net worth through December 31, 2003.

          . Naturade's limit on capital expenditures permitted within a single fiscal year without consent of Wells Fargo remains at $100,000, but a $50,000 limit on single transactions was eliminated.

          . Wells Fargo waived the enforcement of all existing defaults under the Credit Agreement.

         Modification of HHB Warrants.
         -----------------------------

         HHB has held warrants for the purchase of up to 600,000 shares of Common Stock, exercisable for $2.125 per share (the "HHB Warrants"). The terms of these warrants are governed by a Finance Agreement between Naturade and HHB dated as of March 17, 1999, as later amended (the "Finance Agreement"). (Except for the HHB Warrants, the rights and obligations of HHB and Naturade under the Finance Agreement have terminated.) To modify the terms of the HHB Warrants, Naturade and HHB entered into an Amendment No. 3 to Finance Agreement (the "Amendment"). The Amendment is attached as Exhibit 10.34 hereto and is incorporated herein by this reference. The Amendment provides for the following:

          . The HHB Warrants are exercisable for Non-Voting Common Stock rather than Common Stock.

          .   The exercise price of the HHB Warrants is now $1 per share.

          . The number of shares purchasable under the HHB Warrants will not be adjusted to compensate for dilutive issuances of equity securities.

          . HHB agreed to modify the registration rights in connection with the shares of Non-Voting Common Stock issuable under the warrants to allow equal treatment of those shares and the shares owned by Westgate under certain circumstances.

         Ownership of Outstanding Shares Following the Transaction.
         ----------------------------------------------------------

         Following the closing of the Securities Purchase Agreement and the related transactions, Naturade has outstanding approximately 43,813,494 shares of Common Stock, 41,054,267 of which are owned by HHB and its affiliates. 13,540,723 outstanding shares of Series B Convertible Preferred Stock are owned by Westgate and will vote with Common Stock on an equal basis (in addition to the rights as holder of the Series B Convertible Preferred Stock to designate two directors and approve certain transactions). As a result, HHB holds approximately 71.6% of Naturade's voting power and Westgate holds approximately 23.5%. If Westgate exercises the Warrants in full, assuming no other issuances of voting stock take place, Westgate will hold approximately 51% of Naturade's voting power on a fully diluted basis and HHB will hold approximately 44.4% on a fully diluted basis.

         Fee to Health Business Partners
         -------------------------------

         For their services as financial advisors in connection with the investment by Westgate, Naturade will pay Health Business Partners a fee of $47,500 plus 117,284 shares of Non-Voting Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

             3.3       Certificate of Amendment to Certificate of Incorporation of Naturade, Inc.
                                 dated December 20, 2001

             3.4       Certificate of Amendment to Certificate of Incorporation of Naturade, Inc.,
                                 dated December 28, 2001

             3.5       Certificate of Designation of Series B Convertible Preferred Stock, dated December 20,
                                 2001

             3.6       Amended and Restated Bylaws of Naturade, Inc., as amended December 7,
                                 2001

             4.3       Series B Convertible Preferred Stock Warrant Certificate

            10.28      Securities Purchase Agreement among Naturade, Inc., Westgate Equity Partners, L.P.
                                 and  Health Holdings & Botanicals, LLC, dated as of December 20, 2001

            10.29      Registration Rights Agreement between Naturade and Westgate Equity
                                 Partners, L.P., dated as of January 2, 2002

            10.30      Management Services Agreement between Westgate Group, LLC and
                                 Naturade, Inc. dated as of January 2, 2002

            10.31      Voting Agreement between Westgate Equity Partners, L.P. and Health Holdings
                                 & Botanicals, LLC, dated as of January 2, 2002

            10.32      Amended and Restated Employment Agreement between Naturade, Inc. and
                                 Bill D. Stewart, dated as of January 2, 2002

            10.33      Fourth Amendment to Loan and Security Agreement and Waiver of Defaults between Naturade,
                                 Inc. and Wells Fargo Business Credit, Inc., dated as of December 20, 2001

            10.34      Amendment No. 3 to Finance Agreement between Naturade, Inc. and Health
                                 Holdings & Botanicals, LLC, dated as of January 2, 2002

            99.1       Press Release of Naturade dated January 3, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATURADE, INC.


                                                     By: /s/ Lawrence J. Batina
                                                        ________________________
                                                        Lawrence J. Batina,
                                                        Chief Financial Officer

Dated: January 3, 2002